EXHIBIT 10.27
                 CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

     THIS CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of November ___, 2004, is made and entered into on the terms and conditions hereinafter set forth, by and among NN, INC., a Delaware corporation ("Domestic Borrower"), NN EUROPE ApS, a Denmark limited liability company (successor by name change to NN Euroball ApS) ("Euro Borrower"; Domestic Borrower and Euro Borrower are sometimes hereinafter individually and collectively referred to as the "Borrower"), all subsidiaries (except for the Euro Borrower) of the Domestic Borrower who are now or hereafter become parties to the Credit Agreement, as hereinafter defined (the "Domestic Guarantors"), the several lenders who are now or hereafter become parties to the Credit Agreement (the "Lenders"), AMSOUTH BANK, an Alabama state bank, individually and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and SUNTRUST BANK, as documentation agent and euro loan agent for the Lenders (in such capacity, the "Euro Loan Agent").

                                    RECITALS:

     1. Pursuant to that certain Credit Agreement dated as of May 1, 2003, by and among the Borrower, the Domestic Guarantors, the Administrative Agent, the Lenders and the Euro Loan Agent, as amended by that certain Amendment No.1 to Credit Agreement dated August 1, 2003, that certain Amendment No. 2 to Credit Agreement dated March 12, 2004, and that certain Amendment No. 3 to Credit Agreement and Waiver dated March 31, 2004, by and among the Borrower, the Domestic Guarantors, the Administrative Agent, the Lenders and the Euro Loan Agent (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make the Loans available to the Borrower, all as more specifically described in the Credit Agreement. Capitalized terms used but not otherwise defined in this Agreement have the same meanings as in the Credit Agreement.

     2. The parties hereto desire to further amend the Credit Agreement in certain respects, as more particularly hereinafter set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consent to Sale of Real Property and Improvements and Application of Proceeds. Borrower has indicated its desire to sell certain real property and improvements owned by Borrower and located in Walterboro, South Carolina, and certain land and improvements adjacent to its manufacturing facility in Kilkenny, Ireland (collectively, the "Excess Property"). Borrower represents and warrants to Lenders that the Excess Property is no longer used or useful in the business of Borrower and its Subsidiaries. Borrower expects that the proceeds of the sale of the Excess Property will exceed the limits for sales of assets set forth in subsection 9.3(d) of the Credit Agreement and further has requested that the net proceeds of the sale of the Excess Property be applied to the Loans in a manner other than as provided by the provisions of subsection 3.1.3(b) of the Credit Agreement. Lenders hereby consent to the sale of the Excess Property in the Fiscal Year ending December 31, 2004, subject to the following terms and conditions:

          a. The aggregate Dollar or Dollar Equivalent amount, as applicable, of all sales of assets of the type described subsection 9.3(d) in the Fiscal Year ending December 31, 2004 (including the sale of the Excess Property) shall not exceed $3,250,000, and all such sales shall be applied against the $10,000,000 limit in subsection 9.3(d) for sales of assets over the term of the Facilities.

          b. The net proceeds of the sale of the Excess Properties shall be applied to outstanding Revolving Loans, first applied to Base Rate Loans until the same have been fully repaid, and then to LIBOR Loans; provided, however, the Commitments shall not be reduced by the amount of such prepayment.

     2. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts or signatures pages executed by the Borrower, the Domestic Guarantors, the Administrative Agent and the Lenders.

     3. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent, the Euro Loan Agent and the Lenders to enter into this Amendment, the Borrower and the Domestic Guarantors hereby represent and warrant to the Administrative Agent, the Euro Loan Agent and the Lenders that, on and as of the date hereof:

          (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, except for (1) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (2) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents, and

          (b) no Default or Event of Default has occurred and is continuing.

     4. Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

          (a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower or any of the Domestic Guarantors by the Administrative Agent, the Euro Loan Agent or any Lender shall constitute a course of dealing or otherwise obligate the Administrative Agent, the Euro Loan Agent or any Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

          (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Any noncompliance by the Borrower or any Domestic Guarantor with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default. Except to the extent amended hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects.

     5. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

     6. Miscellaneous.

          (a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

          (b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

          (c) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

          (d) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and."

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                                    BORROWER:

                                    NN, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                            ------------------------------------


                                    NN EUROPE ApS, a Denmark limited
                                    liability company (successor by name
                                    change to NN Euroball ApS)


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                    DOMESTIC GUARANTORS:


                                    INDUSTRIAL MOLDING GP, LLC,
                                    a Delaware limited liability company


                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------


                                   INDUSTRIAL MOLDING LP, LLC,
                                   a Tennessee limited liability company


                                   By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                        [Signatures Continued Next Page]

                                   INDUSTRIAL MOLDING GROUP, L.P.,
                                   a Tennessee limited partnership

                                   By: Industrial Molding GP, LLC, a Delaware
                                       limited liability company, its general
                                       partner


                                   By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                   DELTA RUBBER COMPANY,
                                   a Connecticut corporation

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   KUGELFERTIGUNG ELTMANN GmbH, a German Company

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                   NN NETHERLANDS B.V., a Dutch company


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                        [Signatures Continued Next Page]

                                   NN EUROBALL IRELAND LIMITED, an Irish company


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   NN HOLDINGS, B.V., a Dutch company


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   NN SLOVAKIA, s.r.o.

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   LENDERS:

                                   AMSOUTH BANK, as a Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                   FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                        [Signatures Continued Next Page]

                                    UNION PLANTERS BANK, NATIONAL ASSOCIATION, as a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                            ------------------------------------


                                    INTEGRA BANK, N.A., as a Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    SUNTRUST BANK, as a Lender and Euro
                                    Loan Agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------












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